                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 25, 2003
                                 --------------
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


    Nevada                      000-28761                        88-0380546
    ------                      ---------                        ----------
(State or Other           (Commission File Number)             (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida                    33433
---------------------------------------------------                    -----
(Address of Principal Executive Offices)                             (Zip Code)


                                 (561) 393-0605
                                 --------------
              (Registrant's telephone number, including area code)



                            ------------------------
             (Former Name or Address, if Changed Since Last Report)

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Item 5.      Other Events.

On March 25, 2003, JAG Media Holdings, Inc. (the "Company") issued a press release clarifying for stockholders and brokers the procedure through which stockholders may obtain their special stock dividend, which will take the form of a new Series 2 Class B common stock that will be distributed to the Company's beneficial stockholders as of the dividend record date of April 14, 2003. A copy of the press release of the Company dated March 25, 2003 is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

99.1 Press Release of the Company, dated March 25, 2003, relating to Stock Dividend.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JAG MEDIA HOLDINGS, INC.


Date: March 25, 2003                By:      /s/ Thomas J. Mazzarisi
                                       -----------------------------
                                             Name: Thomas J. Mazzarisi
                                             Title: Executive Vice President
                                                    and Chief Financial Officer


                                       3
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                                INDEX TO EXHIBITS

Exhibit No.       Description                                                                             Page
-----------       -----------                                                                             ----
99.1              Press Release of the Company, dated March 25, 2003, relating to
                  Stock Dividend                                                                          5


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